UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2002

National Commerce Financial Corporation
(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	0-6094 (Commission File Number)	62-0784645 (IRS Employer Identification No.)

One Commerce Square, Memphis, Tennessee 38150
(Address of principal executive offices)

(901) 523-3434
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

The following exhibits are furnished as part of this Current Report:

Exhibit No.	Exhibit

99.1	Statement under Oath of Principal Executive Officer

99.2	Statement under Oath of Principal Financial Officer

99.3	Certification of Periodic Report by Chief Executive Officer

99.4	Certification of Periodic Report by Chief Financial Officer

Item 9.    Regulation FD Disclosure

On August 13, 2002, each of the Principal Executive Officer, Ernest C. Roessler, and Principal Financial Officer, Sheldon M. Fox, of National Commerce Financial Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. On August 13, 2002, the Chief Executive Officer and Chief Financial Officer of the Company also each submitted the certifications required by 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2002. A copy of each of these statements is attached as an exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2002	NATIONAL COMMERCE FINANCIAL CORPORATION By: /s/ SHELDON M. FOX Sheldon M. Fox Chief Financial Officer

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